UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 19, 2017

RPM INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14187	02-0642224
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2628 Pearl Road, P.O. Box 777, Medina, Ohio	44258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 273-5090

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2017, Charles A. Ratner, a Director of RPM International Inc. (the “Company”) since 2005, advised the Company that he will retire from the Company’s Board of Directors (the “Board”) effective as of the Board’s January 24, 2017 meeting.

Item 8.01	Other Events.

On January 24, 2017, the Company issued a press release announcing Charles A. Ratner’s retirement from the Board. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release of the Company, dated January 24, 2017, announcing Charles A. Ratner’s retirement from the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPM International Inc.
(Registrant)

Date January 24, 2017	/s/ Edward W. Moore
Edward W. Moore
Senior Vice President, General Counsel and Chief Compliance Officer

Exhibit Index

Exhibit Number	Description

99.1	Press release of the Company, dated January 24, 2017, announcing Charles A. Ratner’s retirement from the Board.